SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ______________________

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      April 17, 2002
                                                 ------------------------

                           THE WIDECOM GROUP, INC.
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             (Exact name of Registrant as specified in charter)


      Ontario, Canada              1-13588                      98-0139939
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)           Identification No.)


37 George Street North, Suite 103, Brampton, Ontario, Canada   L6X 1R5
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (905)712-0505
                                                   ----------------------
72 Devon Road, Unit #18, Brampton, Ontario Canada        L6T 5B4
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        (Former name or former address, if changed since last report)




ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On July 23, 2001, the Board of Directors of The Widecom Group, Inc.(the "Company") determined that it would be in the best interests of the Company to cease the relationship with its independent accountant and auditors, Schwartz Levitsky Feldman llp, which acted as its independent accountant and auditors with respect to the Company's financial statements for the previous two fiscal years ended March 31, 2000.

      The replacement of Schwartz Levitsky Feldman llp was recommended and approved by the Board of Directors of the Company and is not the result of any disagreement with Schwartz Levitsky Feldman llp on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

      During the last two fiscal years no report issued by Schwartz Levitsky Feldman llp, contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the last two fiscal years and subsequent periods, there were no disagreements with Schwartz Levitsky Feldman llp regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure nor any dispute between the Company and Schwartz Levitsky Feldman llp with respect to the Company's status as a "going concern."

      Effective July 23,2001, the Board of Directors of the Company determined that it would be in the best interests of the Company to retain the services of Zafer Husain Siddiqui, Chartered Accountant, to replace Schwartz Levitsky Feldman llp as its independent accountant and auditors. The firm will be auditing the Company's financial statements to be included in the Company's Form 10K for its fiscal year ended March 31, 2001.

      The Company intends to have Zafer Husain Siddiqui, Chartered Accountant continue to serve as the Company's accountant and auditors for the fiscal year ending March 31, 2002.

During the last two fiscal years and subsequent periods, the Company did not consult with Zafer Husain Siddiqui, Chartered Accountant regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure or accounting principles applicable to any specific transaction.





                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WIDECOM GROUP, INC.
                                       (Registrant)


                                       By: /s/ Suneet S. Tuli
                                           ---------------------------

                                               Vice President





EXHIBIT 16.1-LETTER FROM Schwartz Levitsky Feldman llp


                                                                   Exhibit 16.1

Schwartz Levitsky Feldman llp
Chartered Accountants
Toronto, Montreal,Ottawa

Email         gerry.Goldberg@slf.ca
Direct dial  416 780 2203

August 27,2001


Securities and Exchange Commission
Office of the Chief Accountant
450 Fifth Street, N.W.
Washington, D.C. 20549
USA


Gentlemen:

We have been furnished with a copy of the response to item 4 of Form 8-K for the event that occurred on August 6, 2001 to be filed by our former client, The Widecom Group Inc. We agree with the statement made in so far as they relate to our firm.

Yours very truly,

Schwartz Levitsky Feldman llp

Sd.
Per: Gerry Goldberg, C.A.
Partner

1167 Caledonia Road
Toronto, Ontario, M6A 2X1